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           NUMBER              [LOGO OF PORTAL]                     SHARES
          POR
        COMMON STOCK                                             COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 736126 10 3

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
      THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, N.Y.



    THIS CERTIFIES THAT




    IS THE OWNER OF


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE OF $.001 PER SHARE OF

                             PORTAL SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto copies which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assets. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

       /s/ Mitchell L. Gaynor                  /s/ John E. Little


          GENERAL COUNSEL                            PRESIDENT,
          AND SECRETARY                              CHIEF EXECUTIVE OFFICER


                               COUNTERSIGNED AND REGISTERED:
                                                 BankBoston, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                               BY:          /s/ [illegible signature]
                                                            AUTHORIZED SIGNATURE

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                             PORTAL SOFTWARE, INC.


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JT TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                   (Cust)
                                                    ......under Uniform Transfer
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________

                                            __________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
Signature(s) Guaranteed                     CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.


By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.